FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD: MAR-98         PAYMENT DATE:  4/15/98
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   28,000,000

For the Settlement Period:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  228,045,963     $   754.47
Defaulted Amount for the Settlement Period ................................            300,000           0.99
Recoveries for the Settlement Period ......................................                  0           0.00

Certificate/Fee Distribution on: 4/15/98

     Interest on the Series C Certificates ................................     $   678,093.75     $     2.24
     Interest on the Series D - Class A Certificates ......................         493,125.00           1.63
     Interest on the Subordinated Series 1995-1 Certificates ..............         165,937.50           0.55
     Interest on the Series D - Class B Certificates ......................          49,676.04           0.16
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         548,849.85           1.82
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,935,682.14     $     6.40
                                                                                ==============     ==========
VFC activity for the March 1998 Settlement Period:
     Beginning principal of the Variable Funding Certificate ..............     $ 6,000,000.00
     Principal from the Variable Funding Certificateholder ................      26,000,000.00
     Principal to the Variable Funding Certificateholder ..................      (4,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $28,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $    74,591.12     $     0.25
     Liquidity Fees for the Settlement Period for the VFC .................          16,974.00           0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $    91,565.12     $     0.31
                                                                                ==============     ==========
As of the end of the March 1998 Settlement Period:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    6,567,901
Aggregate Subordinated Transferor Amount ..................................     $   39,276,723

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,028,000
Excess Funding Account balance ............................................     $    7,300,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending April 14th.
  -   The Series C Certificate Rate was 6.0275% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.9175% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.6375% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.4375% for this Interest Accrual Period.